POWER OF ATTORNEY

I, the undersigned officer or director of Gaz de France S.A., hereby constitute and appoint each of Jean-Francois Cirelli and Stephane Brimont (acting jointly or separately) my true and lawful attorneys, each with full and independent power to sign for me and in my name, in the capacity indicated below, the registration statement on Form F-6 of Gaz de France S.A. to be filed with the United States Securities and Exchange Commission in connection with the establishment of a Level I ADR program and any and all pre-effective and post-effective amendments to said registration statement and any and all requisite papers and documents to qualify the securities registered under such registration statement for sale or exemption therefrom in various states and jurisdictions of the United States, including, but not limited to, applications, irrevocable consents and appointments of attorneys for service of process, and to file the same, with all exhibits thereto and any other instruments and documents in connection therewith with the United States Securities and Exchange Commission and with the various states and jurisdictions of the United States, as the case may be, and generally to do all such things in my name and behalf in my capacity as an officer or director to enable Gaz de France S.A. to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, hereby ratifying and confirming my signature as it may be signed by my said attorney to said registration statement and any and all amendments thereto, and any and all such requisite documents.

This Power of Attorney has been duly executed in Paris, France, this 4th day of June 2008.


                                    By: /s/ Jean-Louis Beffa
                                        ----------------------------------------
                                    Name:  Jean-Louis Beffa
                                    Title: Director, Gaz de France S.A.

                                POWER OF ATTORNEY

I, the undersigned officer or director of Gaz de France S.A., hereby constitute and appoint each of Jean-Francois Cirelli and Stephane Brimont (acting jointly or separately) my true and lawful attorneys, each with full and independent power to sign for me and in my name, in the capacity indicated below, the registration statement on Form F-6 of Gaz de France S.A. to be filed with the United States Securities and Exchange Commission in connection with the establishment of a Level I ADR program and any and all pre-effective and post-effective amendments to said registration statement and any and all requisite papers and documents to qualify the securities registered under such registration statement for sale or exemption therefrom in various states and jurisdictions of the United States, including, but not limited to, applications, irrevocable consents and appointments of attorneys for service of process, and to file the same, with all exhibits thereto and any other instruments and documents in connection therewith with the United States Securities and Exchange Commission and with the various states and jurisdictions of the United States, as the case may be, and generally to do all such things in my name and behalf in my capacity as an officer or director to enable Gaz de France S.A. to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, hereby ratifying and confirming my signature as it may be signed by my said attorney to said registration statement and any and all amendments thereto, and any and all such requisite documents.

This Power of Attorney has been duly executed in Paris, France, this 4th day of June 2008.


                                    By: /s/ Aldo Cardoso
                                        ----------------------------------------
                                    Name:  Aldo Cardoso
                                    Title: Director, Gaz de France S.A.

                                POWER OF ATTORNEY

I, the undersigned officer or director of Gaz de France S.A., hereby constitute and appoint each of Jean-Francois Cirelli and Stephane Brimont (acting jointly or separately) my true and lawful attorneys, each with full and independent power to sign for me and in my name, in the capacity indicated below, the registration statement on Form F-6 of Gaz de France S.A. to be filed with the United States Securities and Exchange Commission in connection with the establishment of a Level I ADR program and any and all pre-effective and post-effective amendments to said registration statement and any and all requisite papers and documents to qualify the securities registered under such registration statement for sale or exemption therefrom in various states and jurisdictions of the United States, including, but not limited to, applications, irrevocable consents and appointments of attorneys for service of process, and to file the same, with all exhibits thereto and any other instruments and documents in connection therewith with the United States Securities and Exchange Commission and with the various states and jurisdictions of the United States, as the case may be, and generally to do all such things in my name and behalf in my capacity as an officer or director to enable Gaz de France S.A. to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, hereby ratifying and confirming my signature as it may be signed by my said attorney to said registration statement and any and all amendments thereto, and any and all such requisite documents.

This Power of Attorney has been duly executed in Paris, France, this 4th day of June 2008.


                                    By: /s/ Peter Lehmann
                                        ----------------------------------------
                                    Name:  Peter Lehmann
                                    Title: Director, Gaz de France S.A.

                                POWER OF ATTORNEY

I, the undersigned officer or director of Gaz de France S.A., hereby constitute and appoint each of Jean-Francois Cirelli and Stephane Brimont (acting jointly or separately) my true and lawful attorneys, each with full and independent power to sign for me and in my name, in the capacity indicated below, the registration statement on Form F-6 of Gaz de France S.A. to be filed with the United States Securities and Exchange Commission in connection with the establishment of a Level I ADR program and any and all pre-effective and post-effective amendments to said registration statement and any and all requisite papers and documents to qualify the securities registered under such registration statement for sale or exemption therefrom in various states and jurisdictions of the United States, including, but not limited to, applications, irrevocable consents and appointments of attorneys for service of process, and to file the same, with all exhibits thereto and any other instruments and documents in connection therewith with the United States Securities and Exchange Commission and with the various states and jurisdictions of the United States, as the case may be, and generally to do all such things in my name and behalf in my capacity as an officer or director to enable Gaz de France S.A. to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, hereby ratifying and confirming my signature as it may be signed by my said attorney to said registration statement and any and all amendments thereto, and any and all such requisite documents.

This Power of Attorney has been duly executed in Paris, France, this 4th day of June 2008.


                                    By: /s/ Philippe Lemoine
                                        ----------------------------------------
                                    Name:  Philippe Lemoine
                                    Title: Director, Gaz de France S.A.

                                POWER OF ATTORNEY

I, the undersigned officer or director of Gaz de France S.A., hereby constitute and appoint each of Jean-Francois Cirelli and Stephane Brimont (acting jointly or separately) my true and lawful attorneys, each with full and independent power to sign for me and in my name, in the capacity indicated below, the registration statement on Form F-6 of Gaz de France S.A. to be filed with the United States Securities and Exchange Commission in connection with the establishment of a Level I ADR program and any and all pre-effective and post-effective amendments to said registration statement and any and all requisite papers and documents to qualify the securities registered under such registration statement for sale or exemption therefrom in various states and jurisdictions of the United States, including, but not limited to, applications, irrevocable consents and appointments of attorneys for service of process, and to file the same, with all exhibits thereto and any other instruments and documents in connection therewith with the United States Securities and Exchange Commission and with the various states and jurisdictions of the United States, as the case may be, and generally to do all such things in my name and behalf in my capacity as an officer or director to enable Gaz de France S.A. to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, hereby ratifying and confirming my signature as it may be signed by my said attorney to said registration statement and any and all amendments thereto, and any and all such requisite documents.

This Power of Attorney has been duly executed in Paris, France, this 4th day of June 2008.


                                    By: /s/ Paul-Marie Chavanne
                                        ----------------------------------------
                                    Name:  Paul-Marie Chavanne
                                    Title: Director, Gaz de France S.A.

                                POWER OF ATTORNEY

I, the undersigned officer or director of Gaz de France S.A., hereby constitute and appoint each of Jean-Francois Cirelli and Stephane Brimont (acting jointly or separately) my true and lawful attorneys, each with full and independent power to sign for me and in my name, in the capacity indicated below, the registration statement on Form F-6 of Gaz de France S.A. to be filed with the United States Securities and Exchange Commission in connection with the establishment of a Level I ADR program and any and all pre-effective and post-effective amendments to said registration statement and any and all requisite papers and documents to qualify the securities registered under such registration statement for sale or exemption therefrom in various states and jurisdictions of the United States, including, but not limited to, applications, irrevocable consents and appointments of attorneys for service of process, and to file the same, with all exhibits thereto and any other instruments and documents in connection therewith with the United States Securities and Exchange Commission and with the various states and jurisdictions of the United States, as the case may be, and generally to do all such things in my name and behalf in my capacity as an officer or director to enable Gaz de France S.A. to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, hereby ratifying and confirming my signature as it may be signed by my said attorney to said registration statement and any and all amendments thereto, and any and all such requisite documents.

This Power of Attorney has been duly executed in Paris, France, this 4th day of June 2008.


                                    By: /s/ Pierre Graff
                                        ----------------------------------------
                                    Name:  Pierre Graff
                                    Title: Director, Gaz de France S.A.

                                POWER OF ATTORNEY

I, the undersigned officer or director of Gaz de France S.A., hereby constitute and appoint each of Jean-Francois Cirelli and Stephane Brimont (acting jointly or separately) my true and lawful attorneys, each with full and independent power to sign for me and in my name, in the capacity indicated below, the registration statement on Form F-6 of Gaz de France S.A. to be filed with the United States Securities and Exchange Commission in connection with the establishment of a Level I ADR program and any and all pre-effective and post-effective amendments to said registration statement and any and all requisite papers and documents to qualify the securities registered under such registration statement for sale or exemption therefrom in various states and jurisdictions of the United States, including, but not limited to, applications, irrevocable consents and appointments of attorneys for service of process, and to file the same, with all exhibits thereto and any other instruments and documents in connection therewith with the United States Securities and Exchange Commission and with the various states and jurisdictions of the United States, as the case may be, and generally to do all such things in my name and behalf in my capacity as an officer or director to enable Gaz de France S.A. to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, hereby ratifying and confirming my signature as it may be signed by my said attorney to said registration statement and any and all amendments thereto, and any and all such requisite documents.

This Power of Attorney has been duly executed in Paris, France, this 4th day of June 2008.


                                    By: /s/ Xavier Musca
                                        ----------------------------------------
                                    Name:  Xavier Musca
                                    Title: Director, Gaz de France S.A.

                                POWER OF ATTORNEY

I, the undersigned officer or director of Gaz de France S.A., hereby constitute and appoint each of Jean-Francois Cirelli and Stephane Brimont (acting jointly or separately) my true and lawful attorneys, each with full and independent power to sign for me and in my name, in the capacity indicated below, the registration statement on Form F-6 of Gaz de France S.A. to be filed with the United States Securities and Exchange Commission in connection with the establishment of a Level I ADR program and any and all pre-effective and post-effective amendments to said registration statement and any and all requisite papers and documents to qualify the securities registered under such registration statement for sale or exemption therefrom in various states and jurisdictions of the United States, including, but not limited to, applications, irrevocable consents and appointments of attorneys for service of process, and to file the same, with all exhibits thereto and any other instruments and documents in connection therewith with the United States Securities and Exchange Commission and with the various states and jurisdictions of the United States, as the case may be, and generally to do all such things in my name and behalf in my capacity as an officer or director to enable Gaz de France S.A. to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, hereby ratifying and confirming my signature as it may be signed by my said attorney to said registration statement and any and all amendments thereto, and any and all such requisite documents.

This Power of Attorney has been duly executed in Paris, France, this 4th day of June 2008.


                                    By: /s/ Florence Tordjman
                                        ----------------------------------------
                                    Name:  Florence Tordjman
                                    Title: Director, Gaz de France S.A.

                                POWER OF ATTORNEY

I, the undersigned officer or director of Gaz de France S.A., hereby constitute and appoint each of Jean-Francois Cirelli and Stephane Brimont (acting jointly or separately) my true and lawful attorneys, each with full and independent power to sign for me and in my name, in the capacity indicated below, the registration statement on Form F-6 of Gaz de France S.A. to be filed with the United States Securities and Exchange Commission in connection with the establishment of a Level I ADR program and any and all pre-effective and post-effective amendments to said registration statement and any and all requisite papers and documents to qualify the securities registered under such registration statement for sale or exemption therefrom in various states and jurisdictions of the United States, including, but not limited to, applications, irrevocable consents and appointments of attorneys for service of process, and to file the same, with all exhibits thereto and any other instruments and documents in connection therewith with the United States Securities and Exchange Commission and with the various states and jurisdictions of the United States, as the case may be, and generally to do all such things in my name and behalf in my capacity as an officer or director to enable Gaz de France S.A. to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, hereby ratifying and confirming my signature as it may be signed by my said attorney to said registration statement and any and all amendments thereto, and any and all such requisite documents.

This Power of Attorney has been duly executed in Paris, France, this 4th day of June 2008.


                                    By: /s/ Edouard Viellefond
                                        ----------------------------------------
                                    Name:  Edouard Viellefond
                                    Title: Director, Gaz de France S.A.

                                POWER OF ATTORNEY

I, the undersigned officer or director of Gaz de France S.A., hereby constitute and appoint each of Jean-Francois Cirelli and Stephane Brimont (acting jointly or separately) my true and lawful attorneys, each with full and independent power to sign for me and in my name, in the capacity indicated below, the registration statement on Form F-6 of Gaz de France S.A. to be filed with the United States Securities and Exchange Commission in connection with the establishment of a Level I ADR program and any and all pre-effective and post-effective amendments to said registration statement and any and all requisite papers and documents to qualify the securities registered under such registration statement for sale or exemption therefrom in various states and jurisdictions of the United States, including, but not limited to, applications, irrevocable consents and appointments of attorneys for service of process, and to file the same, with all exhibits thereto and any other instruments and documents in connection therewith with the United States Securities and Exchange Commission and with the various states and jurisdictions of the United States, as the case may be, and generally to do all such things in my name and behalf in my capacity as an officer or director to enable Gaz de France S.A. to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, hereby ratifying and confirming my signature as it may be signed by my said attorney to said registration statement and any and all amendments thereto, and any and all such requisite documents.

This Power of Attorney has been duly executed in Paris, France, this 4th day of June 2008.


                                    By: /s/ Anne-Marie Mourer
                                        ----------------------------------------
                                    Name:  Anne-Marie Mourer
                                    Title: Director, Gaz de France S.A.